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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 4, 1994



                                 Amax Gold Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                  1-9620                06-1199974
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)



           9100 East Mineral Circle
             Englewood, Colorado                    80112
  (Address of principal executive offices)        (Zip Code)



      Registrant's telephone number, including area code:  (303) 643-5500
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Item 7(c) - Exhibits.
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The following exhibits are filed in connection with the Registration Statement on Form S-3 (Registration No. 33-53963), filed by Amax Gold Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") on June 3, 1994, as amended by Amendment No. 1 to Form S-3 Registration Statement, filed with the Commission on July 19, 1994:

1.3 Underwriting Agreement, dated August 4, 1994, between the Registrant and Salomon Brothers Inc and Goldman, Sachs & Co., as Representatives of the several Underwriters

4.3  Certificate of Designations for the $3.75 Series B Convertible Preferred
     Stock

10.5 Refugio Project Agreement, dated November 17, 1992, between Bema Gold Corporation and Amax Gold Inc.

10.6 Shareholders Agreement, dated November 18, 1992, between Amax Gold Refugio, Inc. and Bema Gold (Bermuda) Ltd.

12.1 Statement re Computation of Ratios




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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 1994                AMAX GOLD INC.
                                     (Registrant)



                                     By: /s/ PAUL J. HEMSCHOOT, JR.
                                        -------------------------------------
                                        Paul J. Hemschoot, Jr.
                                        Vice President, Secretary and General
                                        Counsel